                                                                    EXHIBIT 10.2

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of this ___ day of August, 2002 by and between Harken Energy Corporation, a Delaware corporation (the "Borrower"), and Lyford Investments Enterprises Ltd., a British Virgin Islands corporation (the "Lender") and amends that certain Loan Agreement by and between Borrower and Lender dated July 15, 2002 (the "Loan Agreement").

                                    RECITALS

         WHEREAS, pursuant to the terms and subject to the conditions of the Loan Agreement, the Lender loaned to the Borrower a total of $3,000,000 (the "Existing Term Loan");

         WHEREAS, the Borrower has requested to borrow and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Lender has agreed to loan an additional $2,000,000 to the Borrower under the same terms and conditions as the Existing Term Loan;

         WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Loan Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, agree as follows:

             1. DEFINED TERMS. Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

             2. AMENDMENT OF LOAN AGREEMENT. Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

                (a) Amendment to Definition of Note in Section 1. The definition of the term "Note" as set forth in Section 1 of the Loan Agreement is amended and restated as follows:

                ""Note" means, either separately or together depending on the context, the following: (i) that certain Promissory Note dated July 15, 2002 executed by the Borrower and payable to the Lender in the form of Exhibit A hereto (the "Existing Note"), and (ii) a Promissory Note to be issued by Borrower concurrent with the execution of the Amendment, in the principal amount of $2,000,000 substantially in the form of Exhibit A to the Amendment (the "Additional Note")."

                    (b) Amendment of Section 2. Section 2 of the Loan Agreement
               is hereby amended and restated as follows:

                    "2. LOAN TERMS.

                        (a) Term Loan. Subject to the terms and conditions
                    hereof, the Lender will lend the amount of Three Million Dollars ($3,000,000.00) as of July 15, 2002 (the "Existing Term Loan") and an additional Two Million Dollars ($2,000,000) as of the date of the Amendment (the "Additional Term Loan"). As used herein, "Term Loan" shall mean, either separately or together depending on the context, the Existing Term Loan and the Additional Term Loan. The Existing Term Loan and the Additional Term Loan shall each be evidenced by, and payable in accordance with the terms of the appropriate Note. The proceeds of the Term Loan shall be used by Borrower for general corporate purposes, including working capital needs or to refinance or pay long-term or short-term debt obligations.

                        (b) Interest. Except as otherwise provided in this
                    Agreement or in the Note, the unpaid principal amount of the Term Loan outstanding from time to time shall bear interest from the date of the issuance of the Note in respect of such Term Loan until fully paid at the Interest Rate. All interest shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day)."

                    3.  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

                        (a) Ratifications. The terms and provisions set forth in
               this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and the Lender agree that the Loan Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.

                        (b) Representations and Warranties. The parties each
               hereby represent and warrant that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower or Lender as the case may be and will not violate their respective certificates of incorporation or bylaws; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, and (d) the parties are in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

          4. COVENANT. As further consideration for Lender's agreement to enter into this Amendment, Borrower covenants that, in addition to the GED Warrant issued under the original terms of the Agreement, it shall deliver to Lender, on or before 30 days after the date of this Amendment, a non-transferable non-registered stock purchase warrant (the "Additional GED Warrant") for the purchase of up to 2.8 million shares of GED ordinary shares exercisable by Lender at any time on or before 90 days after the Maturity Date of the Additional Note. The Additional GED Warrant shall have an exercise price of 50 pence per share of GED stock. If an Event of Default occurs on or before the expiration date of the Additional GED Warrant, then such warrant shall continue to be exercisable for a period extending three years after the original expiration date for such warrant."

          5. MISCELLANEOUS PROVISIONS.

             (a) Reference to Loan Agreement. Each of the Loan Agreement and the other documents executed in connection therewith, and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

             (b) Transfer; Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, Lender may not assign, pledge, or otherwise transfer its obligations or rights under this Amendment without the prior written consent of Borrower.

             (c) Amendments and Waivers. Any term of this Amendment may be amended only with the written consent of the Lender and the Borrower. Any amendment or waiver effected in accordance with this Section 5(c) shall be binding upon the Lender, the Borrower and each transferee of the Amendment. Any waiver by the Lender or the Borrower of a breach of any provision of this Amendment shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Amendment. The failure of the Lender or the Borrower to insist upon strict adherence to any term of this Amendment on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Amendment.

             (d) Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), or (c) when received by the addressee, if sent by U.S. mail or a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other party):

          To Lender:

                  Lyford Investments Enterprises Ltd.
                  c/o Quadrant Management Inc.
                  720 Fifth Ave., 9/th/ Floor
                  New York, NY 10019
                  Attn: Alan Quasha

                  Facsimile No.: (212) 231-3939

          To Borrower:

                  Harken Energy Corporation
                  580 WestLake Park Boulevard, Suite 600
                  Houston, Texas 77079
                  Attention: A. Wayne Hennecke, Secretary
                  Facsimile No.: (281) 504-4104

                  with a required copy to:

                  James W. Ryan
                  Porter & Hedges, L.L.P.
                  700 Louisiana, 35/th/ Floor
                  Houston, Texas 77002-2764
                  Facsimile No.: (713) 226-0290

                      (e) Governing Law. Unless otherwise specified therein, this Amendment shall be governed by and construed in accordance with the laws of the State of New York and the United States of America. Each party hereby irrevocably agrees that any legal proceeding arising out of or in connection with this Amendment shall be brought in the district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division.

                      (f) Counterparts. This Amendment may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

                      (g) Captions. The headings and captions appearing in this Amendment have been included solely for convenience and shall not be considered in construing the Amendment.

                   (h) Entire Agreement. This Amendment, the Loan Agreement, the Existing Note and the Additional Note together with any other document executed in connection herewith or therewith, embody the entire agreement between the Borrower and the Lender and supersede all prior proposals, agreements and understandings relating to the subject matter hereof and thereof.

                   (i) Invalidity. If any provision of this Amendment is invalid, illegal or unenforceable, the balance of this Amendment shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. In such an event, the parties will in good faith attempt to effect the business agreement represented by such invalidated term to the fullest extent permitted by law.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                    BORROWER:

                                    HARKEN ENERGY CORPORATION


                                    By: /s/ Bruce N. Huff
                                       ----------------------------------------
                                       Bruce N. Huff
                                       President and Chief Operating Officer

                                    LENDER:

                                    LYFORD INVESTMENTS ENTERPRISES LTD.

                                    By: /s/ Alan Quasha
                                       -------------------------------------
                                        Alan Quasha
                                        Title:__________________________

                                    EXHIBIT A

                           ADDITIONAL PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN exemption from registration available so that SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

$2,000,000                                                      August __, 2002

                                 PROMISSORY NOTE

   FOR VALUE RECEIVED, Harken Energy Corporation, a Delaware corporation (the "Maker"), promises to pay to the order of Lyford Investments Enterprises Ltd., a British Virgin Islands company (the "Holder"), the principal amount of Two Million Dollars ($2,000,000) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note. Terms not defined herein, shall have the meaning given them in the Loan Agreement among the Maker and the Holder dated as of July 15, 2002 as amended in the First Amendent to Loan Agreement dated as of even date herewith and as further amended hereafter (the "Loan Agreement").

1. LOAN AGREEMENT. This Note (the "Note") is issued under the terms of the Loan Agreement. The Holder is entitled to the benefits and subject to certain obligations under the Loan Agreement and may enforce the agreements of the Maker contained therein and exercise the remedies provided for thereby. The benefits and rights of the Holder are subject to certain conditions and restrictions also set forth in the Loan Agreement, which conditions and restrictions may be enforced against the Holder.

2. MATURITY. Except as otherwise provided in this Agreement or the Loan Agreement, all accrued but unpaid interest and outstanding principal under this Note shall be due and payable on August ___, 2005 (the "Maturity Date"). Notwithstanding the foregoing, Holder may declare the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, immediately due and payable in advance of the Maturity Date upon the occurrence of a Non-Payment Default under the terms of the Loan Agreement. Prepayments may be made on this Note at any time, and without penalty. In accordance with the Loan Agreement, Maker may also be required to prepay this Note in certain circumstances as described therein.

3. INTEREST.

     (a) Rate. Except as otherwise provided in this Note or in the Loan Agreement, the unpaid principal amount of the Note outstanding from time to time shall bear interest from the date hereof until fully paid at the Interest Rate (as defined in the Loan Agreement). All interest shall be computed and paid in accordance with the Loan Agreement.

     (b) Payments. All accrued interest on the Note shall be due and payable on a quarterly basis in arrears beginning with an initial payment of accrued interest on December 15,

2002 and continuing thereafter on March 15, June 15, September 15 and December 15 of each year until the Maturity Date.

4. DEFAULT. In the event of a Payment Default or Non-Payment Default (as defined in the Loan Agreement, this Note shall be subject to the remedies and conditions set forth in the Loan Agreement.

5. ABSENCE OF SECURITY. Repayment of this Note is not secured by any of the assets or properties of the Maker, by any liens or encumbrances on any assets or property of Maker, or in any other manner. Holder expressly agrees and represents that nothing in this Note or in the Loan Agreement shall create or constitute any security interest, pledge or lien upon any of the securities of GED held by Maker.

6. MISCELLANEOUS.

     (a) Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of Maker.

     (b) Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Holder and the Maker. Any amendment or waiver effected in accordance with this Section 5(c) shall be binding upon the Holder, the Maker and each transferee of the Agreement. Any waiver by the Holder or the Maker of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder or the Maker to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.

     (c) Notices. All notices, consents, waivers and other communications under this Note must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), or (c) when received by the addressee, if sent by U.S. mail or a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other party):

   To Holder:

        Lyford Investments Enterprises Ltd.
        c/o Quadrant Management Inc.
        720 Fifth Ave., 9/th/ Floor
        New York, NY 10019
        Attn: Alan Quasha
        Facsimile No.: (212) 231-3939

   To Maker:

       Harken Energy Corporation
       580 WestLake Park Boulevard, Suite 600
       Houston, Texas 77079
       Attention: A. Wayne Hennecke, Secretary
       Facsimile No.: (281) 504-4110

        with a required copy to:

       James W. Ryan
       Porter & Hedges, L.L.P.
       700 Louisiana, 35/th/ Floor
       Houston, Texas 77002-2764
       Facsimile No.: (713) 226-0290

       (d) Governing Law. Unless otherwise specified therein, this Note shall be governed by and construed in accordance with the laws of the State of New York and the United States of America. Each party hereby irrevocably agrees that any legal proceeding arising out of or in connection with this Note shall be brought in the district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division.

       (e) Counterparts. This Note may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

       (f) Captions. The headings and captions appearing in this Note have been included solely for convenience and shall not be considered in construing the Note.

       (g) Entire Agreement. This Note, together with the Loan Agreement and any other document executed in connection with the Loan Agreement, embody the entire agreement between the Holder and the Maker and supersede all prior proposals, agreements and understandings relating to the subject matter hereof and thereof.

       (h) Invalidity. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. In such an event, the parties will in good faith attempt to effect the business agreement represented by such invalidated term to the fullest extent permitted by law.

         IN WITNESS WHEREOF, the parties hereto have executed this Note as of the date set forth above.

                                    MAKER:

                                    HARKEN ENERGY CORPORATION


                                    By:__________________________________
                                       Bruce N. Huff
                                       President and Chief Operating Officer


                                    HOLDER:

                                    LYFORD INVESTMENTS ENTERPRISES LTD.


                                    By:__________________________________
                                       Alan Quasha
                                       Title:__________________________